Contents of Significant Accounts - Financial Assets Measured at Amortized Cost (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2022 TWD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 TWD ($)
Financial Assets Measured At Amortized Cost [Abstract]
Time deposits with original maturities over three months	$ 849,308		$ 28,843,470
Bonds	20,000		20,000
Total	869,308		28,863,470
Current	861,817	$ 28,045	28,854,684
Non-current	$ 7,491	$ 244	$ 8,786